SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 14, 2003


                               TREX COMPANY, INC.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




            Delaware                001-14649                   54-1910453
(State or Other Jurisdiction   (Commission File Number)         (IRS Employer
    of Incorporation)                                       Identification No.)




           160 Exeter Drive
         Winchester, Virginia                               22603-8605
 (Address of Principal Executive Offices)                   (ZIP Code)



Registrant's telephone number, including area code:  (540) 542-6300


                                 Not Applicable
                -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Item 9:  Regulation FD Disclosure

         On July 14, 2003, Trex Company, Inc. (the "Company") issued a press release announcing the retirement of Anthony J. Cavanna from his position as Chief Financial Officer, and appointment of his successor, Paul D. Fletcher, as Senior Vice President and Chief Financial Officer, effective July 11, 2003. A copy of the Company's July 14, 2003 press release is attached hereto as Exhibit
99.1 and incorporated herein by reference.


        The information in this Current Report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                TREX COMPANY, INC.


Date:  July 14, 2003                             /s/ Robert G. Matheny
                                                -----------------------
                                                Robert G. Matheny
                                                President